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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 29, 2016 (January 25, 2016)

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NANOSPHERE, INC.
(Exact name of registrant as specified in its charter)

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Delaware	001-33775	36-4339870
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4088 Commercial Avenue, Northbrook, Illinois	60062
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (847) 400-9000
Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
On January 25, 2016, Nanosphere, Inc. (the “Company’) received a deficiency letter from the Listing Qualifications Department of The NASDAQ Stock Market (the “Staff”), notifying the Company that, for the last 30 consecutive business days, the closing bid price of the Company’s common stock has not been maintained at the minimum required closing bid price of at least $1.00 per share as required for continued listing on The NASDAQ Global Market pursuant to Listing Rule 5550(a)(2) (“Minimum Bid Price Rule”).
In accordance with NASDAQ Listing Rules, the Company has been given 180 calendar days, or until July 25, 2016, to regain compliance with the Minimum Bid Price. If at any time before July 25, 2016 the closing bid price of the Company’s common stock is at least $1.00 for a minimum of 10 consecutive business days, the Staff will provide written notification to the Company that it complies with the Minimum Bid Price Rule. During this 180 calendar day period, the Company also may submit a plan to regain compliance to NASDAQ and may request up to an additional 180 calendar days to complete the plan.
The Company is currently evaluating various alternative courses of action to regain compliance with the Minimum Bid Price Rule. However, there can be no assurance that the Company will regain compliance or maintain the listing of its common stock on the NASDAQ Capital Market.
If the Company does not regain compliance with the Minimum Bid Price Rule by July 25, 2016 or any extension period pursuant to a NASDAQ approved plan, the Staff will provide written notification to the Company that its common stock is subject to delisting. At that time, the Company may appeal the Staff’s delisting determination to a Hearings Panel (the “Panel”). The Company would remain listed pending the Panel’s decision. There can be no assurance that, if the Company does appeal a delisting determination by the Staff to the Panel, such appeal would be successful.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NANOSPHERE, INC.
(Registrant)
By: /s/ Michael K. McGarrity
Michael K. McGarrity
President and Chief Executive Officer
Date: January 29, 2016